Exhibit 99(a) Press Release July 15, 2004

WACHOVIA’S 2nd QUARTER 2004 GAAP EARNINGS UP 23% TO 95 CENTS PER SHARE Net income of $1.25 billion fueled by continued momentum in core businesses

2nd QUARTER 2004 COMPARED WITH 2nd QUARTER 2003

•	Revenue of $5.5 billion driven by outstanding deposit growth and strength in fee and other income, as well as from the impact of the Wachovia Securities retail brokerage transaction.

•	Sales momentum continued to build, with record results in the General Bank and Wealth Management.

•	Strong balance sheet growth with average core deposits up 25 percent and average loans up 4 percent.

•	Exceptional credit quality with net charge-offs of 0.17 percent of average loans; nonperforming assets declined 42 percent and were 0.55 percent of loans and loans held for sale.

Earnings Highlights
	Three Months Ended
	June 30,		March 31,		June 30,
(In millions, except per share data)	Amount	2004 EPS	Amount	2004 EPS	Amount	2003 EPS
Earnings
Net income available to common stockholders (GAAP)	$1,252	0.95	1,251	0.94	1,031	0.77
Net merger-related expenses and other items (a)	47	0.03	48	0.04	61	0.04

Earnings excluding net merger-related expenses and other items (a)	$1,299	0.98	1,299	0.98	1,092	0.81

Financial ratios
Return on average common stockholders’ equity	15.49%		15.37		12.78
Net interest margin	3.37		3.55		3.81
Fee and other income as % of total revenue	47.24%		48.53		45.34

Capital adequacy (b)
Tier 1 capital ratio	8.35%		8.54		8.33
Total capital ratio	11.31		11.67		11.92
Leverage ratio	6.23%		6.33		6.78

Asset quality
Allowance for loan losses as % of nonaccrual and restructured loans (c)	270%		242		167
Allowance for loan losses as % of loans, net (c)	1.35		1.40		1.54
Allowance for credit losses as % of loans, net (c)	1.43		1.49		1.66
Net charge-offs as % of average loans, net	0.17		0.13		0.43
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.55%		0.63		1.04

(a)	Net merger-related expenses and other items include merger-related and restructuring expenses in each period and dividends on preferred stock in the second quarter of 2003.
(b)	The second quarter of 2004 is based on estimates.
(c)	As of June 30, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. Amounts presented prior to the second quarter of 2004 have been reclassified to conform to the presentation in the second quarter of 2004.

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WACHOVIA’S 2nd QUARTER 2004 EARNINGS UP 23%/page 2

CHARLOTTE, N.C.—Wachovia Corp. (NYSE:WB) today reported record second quarter 2004 net income available to common stockholders of $1.25 billion, or 95 cents per share, compared with $1.03 billion, or 77 cents per share, in the second quarter of 2003.

Excluding after-tax net merger-related expenses and other items of 3 cents per share in the second quarter of 2004 and 4 cents per share in the second quarter of 2003, second quarter 2004 earnings were $1.30 billion, or 98 cents per share, compared with $1.09 billion, or 81 cents per share, in the second quarter of 2003.

“Our record second quarter earnings continued to reflect the benefit of our balanced business model and we believe we remain positioned to outperform as we approach our fourth quarter merger with SouthTrust,” said Ken Thompson, Wachovia chairman and chief executive officer. “We continue to win new business from our customers as we provide industry leading sales and service. We had good loan growth, outstanding deposit growth and exceptional credit quality. Expense growth was disciplined, and we are on track to achieve all projected savings from our retail brokerage transaction. In our core businesses, both our General Bank and Wealth Management again had record quarters. Capital Management results were dampened by subdued retail brokerage investor activity, but equity mutual fund sales continued to be positive. We continued to gain market share in our Corporate and Investment Bank.”

Wachovia Corporation
	Three Months Ended
(In millions)	June 30, 2004	March 31, 2004	June 30, 2003
Total revenue (Tax-equivalent)	$5,502	5,680	4,761
Provision for credit losses	61	44	195
Noninterest expense	3,487	3,656	3,001
Net income available to common stockholders	1,252	1,251	1,031
Average loans, net	163,642	159,181	157,735
Average core deposits	$223,809	208,673	179,417

Provision expense declined from the second quarter a year ago to $61 million in the second quarter this year, reflecting continued improvement in asset quality, particularly in the Corporate and Investment Bank. Second quarter 2004 net charge-offs declined 60 percent from the second quarter of 2003 to $68 million, or an annualized 0.17 percent of average net loans, reflecting a lower absolute level of charge-offs at a beneficial point in the credit cycle. Total nonperforming assets including loans held for sale declined 42 percent from the second quarter of 2003 to $1.0 billion in the second quarter of 2004.

Noninterest expense increased 16 percent from the second quarter of 2003, largely due to the addition of the Prudential Financial retail brokerage business to Wachovia Securities Financial Holdings, LLC.

Average loans in the second quarter of 2004 were $163.6 billion, a 4 percent increase from the second quarter of 2003. Consumer loan growth, largely from consumer real estate-secured and student loans, outpaced commercial loan growth. In commercial, growth in General Bank middle market and small business loans was offset by low corporate loan demand in the Corporate and Investment Bank.

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WACHOVIA’S 2nd QUARTER 2004 EARNINGS UP 23%/page 3

Average core deposits increased 25 percent from the second quarter of 2003 to $223.8 billion, while average low-cost core deposits increased 34 percent from the second quarter a year ago to $184.1 billion. The increase included an average $23.0 billion of core deposits associated with the FDIC-insured money market sweep product. Low-cost core deposits are those in demand deposit, interest checking, savings and money market accounts, and exclude CAP accounts and certificates of deposit.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses and other intangible amortization. Segment earnings are the basis upon which Wachovia manages and allocates capital to its business segments. Pages 13 and 14 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank

General Bank Highlights

	Three Months Ended
(In millions)	June 30, 2004	March 31, 2004	June 30, 2003
Total revenue (Tax-equivalent)	$2,543	2,462	2,425
Provision for credit losses	65	68	100
Noninterest expense	1,297	1,314	1,307
Segment earnings	751	689	646
Average loans, net	122,028	118,123	113,267
Average core deposits	166,628	160,845	151,409
Economic capital, average	$5,247	5,366	5,713

The General Bank includes retail and small business, and commercial customers. The General Bank produced record quarterly segment earnings of $751 million, up 16 percent from the prior year’s second quarter. Revenue increased 5 percent from the second quarter a year ago, driven by outstanding core deposit and loan growth, primarily in commercial, small business, consumer real estate-secured and student loans. Fee and other income increased 5 percent from the second quarter a year ago on strong service charge growth, offset by declines in mortgage banking income. Non-mortgage-related fees rose 21 percent from the second quarter a year ago. Noninterest expense decreased modestly.

Average core deposits increased 10 percent from the prior year quarter, including 20 percent year over year growth in average low-cost core deposits. Average loans increased 8 percent year over year, despite a decline in commercial real estate loan growth. However, compared with the first quarter of 2004, wholesale loans grew across-the-board, including a modest increase in commercial real estate. Provision expense declined 35 percent from the second quarter of 2003, primarily reflecting risk reduction strategies implemented in 2003, as well as solid improvements in both commercial and consumer loan losses.

Retail sales momentum continued to be strong, with an increase of 148,000 in net new retail checking accounts in the second quarter of 2004, compared with an increase of 95,000 in the same quarter a year ago—a 56 percent improvement.

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WACHOVIA’S 2nd QUARTER 2004 EARNINGS UP 23%/page 4

Capital Management

Capital Management Highlights

	Three Months Ended
(In millions)	June 30, 2004	March 31, 2004	June 30, 2003
Total revenue (Tax-equivalent)	$1,364	1,455	835
Provision for credit losses	—	—	—
Noninterest expense	1,147	1,226	683
Segment earnings	138	146	96
Average loans, net	254	139	137
Average core deposits	24,732	18,360	1,226
Economic capital, average	$1,336	1,403	712

Capital Management includes asset management and retail brokerage services. The weak retail brokerage environment in the second quarter of 2004 dampened Capital Management’s results, which included a net benefit of $17 million on the sale of two nonstrategic businesses. Year over year, earnings increased 44 percent and revenue increased 63 percent, while noninterest expense grew 68 percent from the second quarter of 2003, primarily related to the retail brokerage transaction, which closed on July 1, 2003.

Sales momentum continued, with positive net sales of equity mutual funds. Deposit balances related to the FDIC-insured money market sweep product grew to $25.0 billion, compared with $11.8 billion at year-end 2003, contributing to net interest income growth. The asset shift to the FDIC product resulted in a 10 percent decline in mutual fund assets from the second quarter of 2003 to $104.2 billion. Despite the decline in mutual fund assets, total assets under management at June 30, 2004, increased 4 percent from June 30, 2003, to $247.6 billion. Total assets under management and securities lending grew 15 percent from year-end 2003 to $284.1 billion, largely attributable to $38.2 billion from the January 1, 2004, acquisition of a securities lending firm. Investment performance continued to be solid, with 68 percent of Wachovia’s Evergreen Funds rated 4 or 5 stars by Morningstar, up from 52 percent at June 30, 2003, and 69 percent of Evergreen taxable fluctuating funds ranked in the top two three-year Lipper quartiles, up from 65 percent in the year ago quarter.

Wealth Management

Wealth Management Highlights

	Three Months Ended
(In millions)	June 30, 2004	March 31, 2004	June 30, 2003
Total revenue (Tax-equivalent)	$269	258	239
Provision for credit losses	—	—	5
Noninterest expense	187	185	179
Segment earnings	52	47	35
Average loans, net	10,534	10,309	9,558
Average core deposits	12,032	11,488	10,754
Economic capital, average	$369	379	368

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. Wealth Management revenue rose 13 percent from the second quarter of 2003 and segment

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WACHOVIA’S 2nd QUARTER 2004 EARNINGS UP 23%/page 5

earnings were a record $52 million. Net interest income grew 13 percent on average loan growth of 10 percent and average core deposit growth of 12 percent year over year. Fee and other income increased 11 percent from improved trust and investment management fees related to pricing and market improvements. Insurance brokerage commissions and commercial service charges exhibited solid growth.

Noninterest expense increased 4 percent year over year largely due to higher incentives related to improved revenues. Provision expense declined due to improved credit quality and recoveries. The increase in average loans from the second quarter a year ago reflected growth in both consumer and commercial lending activity. Average core deposit increases were led by higher money market and demand deposit account balances.

Corporate and Investment Bank

Corporate and Investment Bank Highlights
	Three Months Ended
(In millions)	June 30, 2004	March 31, 2004	June 30, 2003
Total revenue (Tax-equivalent)	$1,296	1,310	1,097
Provision for credit losses	(4)	(26)	95
Noninterest expense	616	617	559
Segment earnings	431	456	277
Average loans, net	29,850	29,755	34,393
Average core deposits	18,772	16,748	14,744
Economic capital, average	$4,735	4,794	5,974

The Corporate and Investment Bank includes corporate lending, investment banking, global treasury and trade finance, and principal investing. Corporate and Investment Bank revenue grew 18 percent from the second quarter of 2003 and segment earnings were $431 million, up 56 percent year over year. The year over year revenue increase was fueled by strength in fixed income driven by strong real estate capital markets and asset-based securitization results as well as higher securities gains. Modest principal investing net gains compared favorably with net losses in the second quarter of 2003. Strength in asset-based loans and international correspondent banking loans was offset by a continued decline in corporate loan balances due to low demand and a strong loan syndication market. Provision expense and capital usage continued to decline due to improving credit quality and low loan outstandings compared with the second quarter a year ago. Noninterest expense rose 10 percent due to increased personnel and higher incentives related to improved revenues and earnings. Average core deposits grew 27 percent primarily from higher commercial mortgage servicing and trade finance.

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Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers throughout the East Coast and the nation, with assets of $418.4 billion, market capitalization of $58.3 billion and stockholders’ equity of $32.6 billion at June 30, 2004. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve 12 million client relationships (including households and businesses), primarily in 11 East Coast states and Washington, D.C. Its full-service retail brokerage firm, Wachovia

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WACHOVIA’S 2nd QUARTER 2004 EARNINGS UP 23%/page 6

Securities, LLC, serves clients in 49 states. Global services are provided through 32 international offices. Online banking and brokerage products and services also are available through Wachovia.com.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated July 15, 2004.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 2 and on page 10 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses and Cumulative Effect of a Change in Accounting Principle” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Cumulative Effect of a Change in Accounting Principle”, and which are reconciled to GAAP financial measures on pages 21 and 22. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes that the exclusion of merger-related and restructuring expenses, and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for ongoing business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes that the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization and the cumulative effect of a change in accounting principle (cash earnings), and has communicated certain cash dividend payout ratio goals to investors. Management believes the cash dividend payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Additional Information

The proposed merger between Wachovia Corporation and SouthTrust Corporation will be submitted to Wachovia’s and SouthTrust’s shareholders for their consideration, and, on July 9, 2004, Wachovia filed a registration statement on Form S 4 with the SEC containing a preliminary proxy statement/prospectus of Wachovia and SouthTrust and other relevant documents concerning the proposed transaction. Shareholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Shareholders may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and SouthTrust, at the SEC’s Internet site (http://www.sec.gov). These documents also are available, free of charge, at www.wachovia.com under the tab “Inside Wachovia-Investor Relations” and then under the heading “Financial Reports—SEC Filings”. These documents also may be obtained, free of charge, at www.southtrust.com under the tab “About SouthTrust”, then under “Investor Relations” and then under “SEC Documents”. Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782, or to SouthTrust Corporation, P. O. Box 2554, Birmingham, AL 35290, (205)-254-5187.

Wachovia and SouthTrust, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia and SouthTrust in connection with the merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is

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WACHOVIA’S 2nd QUARTER 2004 EARNINGS UP 23%/page 7

set forth in the proxy statement, dated March 15, 2004, for Wachovia’s 2004 annual meeting of shareholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of SouthTrust and their ownership of SouthTrust common stock is set forth in the proxy statement, dated March 8, 2004, for SouthTrust’s 2004 annual meeting of shareholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described above.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s second quarter 2004 results in a conference call and audio webcast beginning at 11 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to second quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Second Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 1-888-357-9787 for U.S. callers or 1-706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Thursday, July 15 at 1:00 p.m. Eastern Time through 11 p.m. Eastern Time on Friday, August 13. Replay telephone number is 1-706-645-9291; access code 8036256.

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Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381, or Jeff Richardson at 704-383-8250. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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Wachovia Corporation and Subsidiaries

Financial Tables

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2004		2003
(Dollars in millions, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$2,838	2,861	2,877	2,653	2,540
Tax-equivalent adjustment	65	62	65	64	63

Net interest income (Tax-equivalent)	2,903	2,923	2,942	2,717	2,603
Fee and other income	2,599	2,757	2,604	2,616	2,158

Total revenue (Tax-equivalent)	5,502	5,680	5,546	5,333	4,761
Provision for credit losses	61	44	86	81	195
Other noninterest expense	3,278	3,445	3,511	3,295	2,774
Merger-related and restructuring expenses	102	99	135	148	96
Other intangible amortization	107	112	120	127	131

Total noninterest expense	3,487	3,656	3,766	3,570	3,001
Minority interest in income of consolidated subsidiaries	45	57	63	55	16

Income before income taxes and cumulative effect of a change in accounting principle (Tax-equivalent)	1,909	1,923	1,631	1,627	1,549
Tax-equivalent adjustment	65	62	65	64	63
Income taxes	592	610	466	475	454

Income before cumulative effect of a change in accounting principle	1,252	1,251	1,100	1,088	1,032
Cumulative effect of a change in accounting principle, net of income taxes	—	—	—	17	—

Net income	1,252	1,251	1,100	1,105	1,032
Dividends on preferred stock	—	—	—	—	1

Net income available to common stockholders	$1,252	1,251	1,100	1,105	1,031

Diluted earnings per common share	$0.95	0.94	0.83	0.83	0.77
Return on average common stockholders’ equity	15.49%	15.37	13.58	13.71	12.78
Return on average assets	1.22	1.26	1.12	1.16	1.21
Overhead efficiency ratio	63.40%	64.36	67.90	66.95	63.03
Operating leverage	$(11)	244	18	2	(1)

ASSET QUALITY
Allowance for loan losses as % of loans, net (a)	1.35%	1.40	1.42	1.49	1.54
Allowance for loan losses as % of nonperforming assets (a)	241	218	205	164	154
Allowance for credit losses as % of loans, net (a)	1.43	1.49	1.51	1.59	1.66
Net charge-offs as % of average loans, net	0.17	0.13	0.39	0.33	0.43
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.55%	0.63	0.69	0.95	1.04

CAPITAL ADEQUACY(b)
Tier I capital ratio	8.35%	8.54	8.52	8.67	8.33
Total capital ratio	11.31	11.67	11.82	12.21	11.92
Leverage ratio	6.23%	6.33	6.36	6.56	6.78

OTHER DATA
Average diluted common shares (In millions)	1,320	1,326	1,332	1,338	1,346
Actual common shares (In millions)	1,309	1,312	1,312	1,328	1,332
Dividends paid per common share	$0.40	0.40	0.35	0.35	0.29
Dividends paid per preferred share	$—	—	—	—	0.01
Dividend payout ratio on common shares	42.11%	42.55	42.17	42.17	37.66
Book value per common share	$24.93	25.42	24.71	24.71	24.37
Common stock price	44.50	47.00	46.59	41.19	39.96
Market capitalization	$58,268	61,650	61,139	54,701	53,228
Common stock price to book	178%	185	189	167	164
FTE employees	85,042	85,460	86,114	86,635	78,965
Total financial centers/brokerage offices	3,272	3,305	3,360	3,399	3,176
ATMs	4,396	4,404	4,408	4,420	4,479

(a)	As of June 30, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. Amounts presented prior to the second quarter of 2004 have been reclassified to conform to the presentation in the second quarter of 2004.
(b)	The second quarter of 2004 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2004		2003
(In millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE(a)(b)
Return on average common stockholders’ equity	16.04%	15.95	14.41	14.46	13.49
Return on average assets	1.27	1.31	1.20	1.23	1.28
Overhead efficiency ratio	61.54	62.61	65.45	64.18	61.02
Overhead efficiency ratio excluding brokerage	55.34%	56.53	60.00	58.23	57.93
Operating leverage	$(8)	208	6	54	30

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE(a)(b)(c)
Dividend payout ratio on common shares	38.83%	38.83	37.23	37.63	33.33
Return on average tangible common stockholders’ equity	27.15	26.97	24.83	24.97	23.32
Return on average tangible assets	1.38	1.42	1.32	1.36	1.43
Overhead efficiency ratio	59.60	60.64	63.28	61.79	58.27
Overhead efficiency ratio excluding brokerage	52.95%	54.06	57.30	55.24	54.81
Operating leverage	$(13)	200	(1)	50	21

OTHER FINANCIAL DATA
Net interest margin	3.37%	3.55	3.64	3.57	3.81
Fee and other income as % of total revenue	47.24	48.53	46.95	49.05	45.34
Effective income tax rate	32.19	32.73	29.76	30.41	30.54
Tax rate (Tax-equivalent) (d)	34.44%	34.93	32.57	33.10	33.37

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$92,107	90,368	90,628	90,912	92,464
Consumer loans, net	71,535	68,813	68,972	67,082	65,271
Loans, net	163,642	159,181	159,600	157,994	157,735
Earning assets	344,847	330,320	322,274	303,503	273,875
Total assets (e)	411,074	398,688	388,987	376,894	341,912
Core deposits	223,809	208,673	194,109	185,715	179,417
Total deposits	238,692	224,022	212,277	200,395	193,800
Interest-bearing liabilities	301,652	289,741	284,005	266,351	239,011
Stockholders’ equity	$32,496	32,737	32,141	31,985	32,362

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$101,581	97,742	97,030	96,705	97,303
Consumer loans, net	71,336	69,561	68,541	69,220	65,530
Loans, net	172,917	167,303	165,571	165,925	162,833
Goodwill and other intangible assets
Goodwill	11,481	11,233	11,149	11,094	10,907
Deposit base	568	659	757	863	977
Customer relationships	387	401	396	400	254
Tradename	90	90	90	90	90
Total assets (e)	418,441	411,140	401,188	388,924	364,479
Core deposits	228,204	217,954	204,660	187,516	187,393
Total deposits	243,380	232,338	221,225	203,495	201,292
Stockholders’ equity	$32,646	33,337	32,428	32,813	32,464

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $47 million, $48 million, $75 million, $83 million and $60 million in the second and first quarters of 2004, and in the fourth, third and second quarters of 2003, respectively, of after-tax net merger-related and restructuring expenses, and $17 million after tax in the third quarter of 2003 related to the change in accounting principle.
(b)	See page 9 for the most directly comparable GAAP financial measure and pages 21 and 22 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $67 million, $69 million, $74 million, $79 million and $81 million in the second and first quarters of 2004, and in the fourth, third and second quarters of 2003, respectively, of deposit base and other intangible amortization.
(d)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.
(e)	Amounts presented prior to the second quarter of 2004 have been reclassified to conform to the presentation in the second quarter of 2004.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2004		2003
(In millions, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
INTEREST INCOME
Interest and fees on loans	$2,316	2,335	2,357	2,352	2,391
Interest and dividends on securities	1,110	1,141	1,104	885	900
Trading account interest	237	197	189	174	182
Other interest income	356	326	301	301	223

Total interest income	4,019	3,999	3,951	3,712	3,696

INTEREST EXPENSE
Interest on deposits	654	648	568	534	619
Interest on short-term borrowings	316	299	311	317	303
Interest on long-term debt	211	191	195	208	234

Total interest expense	1,181	1,138	1,074	1,059	1,156

Net interest income	2,838	2,861	2,877	2,653	2,540
Provision for credit losses	61	44	86	81	195

Net interest income after provision for credit losses	2,777	2,817	2,791	2,572	2,345

FEE AND OTHER INCOME
Service charges	489	471	436	439	426
Other banking fees	293	259	241	257	248
Commissions	682	792	778	765	468
Fiduciary and asset management fees	675	679	672	662	474
Advisory, underwriting and other investment banking fees	197	192	213	191	220
Trading account profits (losses)	39	74	5	(46)	49
Principal investing	15	38	(13)	(25)	(57)
Securities gains (losses)	36	2	(24)	22	10
Other income	173	250	296	351	320

Total fee and other income	2,599	2,757	2,604	2,616	2,158

NONINTEREST EXPENSE
Salaries and employee benefits	2,164	2,182	2,152	2,109	1,748
Occupancy	224	229	244	220	190
Equipment	253	259	285	264	238
Advertising	48	48	56	38	34
Communications and supplies	157	151	156	159	140
Professional and consulting fees	126	109	146	109	105
Other intangible amortization	107	112	120	127	131
Merger-related and restructuring expenses	102	99	135	148	96
Sundry expense	306	467	472	396	319

Total noninterest expense	3,487	3,656	3,766	3,570	3,001

Minority interest in income of consolidated subsidiaries	45	57	63	55	16

Income before income taxes and cumulative effect of a change in accounting principle	1,844	1,861	1,566	1,563	1,486
Income taxes	592	610	466	475	454

Income before cumulative effect of a change in accounting principle	1,252	1,251	1,100	1,088	1,032
Cumulative effect of a change in accounting principle, net of income taxes	—	—	—	17	—

Net income	1,252	1,251	1,100	1,105	1,032
Dividends on preferred stock	—	—	—	—	1

Net income available to common stockholders	$1,252	1,251	1,100	1,105	1,031

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$0.96	0.96	0.84	0.83	0.77
Net income	0.96	0.96	0.84	0.84	0.77
Diluted
Income before change in accounting principle	0.95	0.94	0.83	0.82	0.77
Net income	0.95	0.94	0.83	0.83	0.77
Cash dividends	$0.40	0.40	0.35	0.35	0.29
AVERAGE COMMON SHARES
Basic	1,300	1,302	1,311	1,321	1,333
Diluted	1,320	1,326	1,332	1,338	1,346

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (a)

(Unaudited)

	Six Months Ended June 30,
(In millions, except per share data)	2004	2003
INTEREST INCOME
Interest and fees on loans	$4,651	4,798
Interest and dividends on securities	2,251	1,839
Trading account interest	434	361
Other interest income	682	419

Total interest income	8,018	7,417

INTEREST EXPENSE
Interest on deposits	1,302	1,258
Interest on short-term borrowings	615	591
Interest on long-term debt	402	491

Total interest expense	2,319	2,340

Net interest income	5,699	5,077
Provision for credit losses	105	419

Net interest income after provision for credit losses	5,594	4,658

FEE AND OTHER INCOME
Service charges	960	856
Other banking fees	552	481
Commissions	1,474	886
Fiduciary and asset management fees	1,354	943
Advisory, underwriting and other investment banking fees	389	365
Trading account profits	113	126
Principal investing	53	(101)
Securities gains	38	47
Other income	423	621

Total fee and other income	5,356	4,224

NONINTEREST EXPENSE
Salaries and employee benefits	4,346	3,447
Occupancy	453	387
Equipment	512	472
Advertising	96	66
Communications and supplies	308	283
Professional and consulting fees	235	205
Other intangible amortization	219	271
Merger-related and restructuring expenses	201	160
Sundry expense	773	615

Total noninterest expense	7,143	5,906

Minority interest in income of consolidated subsidiaries	102	25

Income before income taxes	3,705	2,951
Income taxes	1,202	892

Net income	2,503	2,059
Dividends on preferred stock	—	5

Net income available to common stockholders	$2,503	2,054

PER COMMON SHARE DATA
Basic earnings	$1.92	1.54
Diluted earnings	1.89	1.53
Cash dividends	$0.80	0.55
AVERAGE COMMON SHARES
Basic	1,301	1,334
Diluted	1,323	1,346

(a)	Amounts presented in the six months ended June 30, 2003, have been reclassified to conform to the presentation in the six months ended June 30, 2004.

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended June 30, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,902	131	119	610	141	(65)	2,838
Fee and other income	601	1,245	147	716	(110)	—	2,599
Intersegment revenue	40	(12)	3	(30)	(1)	—	—

Total revenue (a)	2,543	1,364	269	1,296	30	(65)	5,437
Provision for credit losses	65	—	—	(4)	—	—	61
Noninterest expense	1,297	1,147	187	616	138	102	3,487
Minority interest	—	—	—	—	70	(25)	45
Income taxes (benefits)	419	79	30	222	(128)	(30)	592
Tax-equivalent adjustment	11	—	—	31	23	(65)	—

Net income (loss)	$751	138	52	431	(73)	(47)	1,252

	Three Months Ended March 31, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,856	118	114	594	241	(62)	2,861
Fee and other income	568	1,350	143	743	(47)	—	2,757
Intersegment revenue	38	(13)	1	(27)	1	—	—

Total revenue (a)	2,462	1,455	258	1,310	195	(62)	5,618
Provision for credit losses	68	—	—	(26)	2	—	44
Noninterest expense	1,314	1,226	185	617	215	99	3,656
Minority interest	—	—	—	—	79	(22)	57
Income taxes (benefits)	381	83	26	231	(82)	(29)	610
Tax-equivalent adjustment	10	—	—	32	20	(62)	—

Net income (loss)	$689	146	47	456	(39)	(48)	1,251

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended June 30, 2003
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,811	37	105	568	82	(63)	2,540
Fee and other income	572	814	132	556	84	—	2,158
Intersegment revenue	42	(16)	2	(27)	(1)	—	—

Total revenue (a)	2,425	835	239	1,097	165	(63)	4,698
Provision for credit losses	100	—	5	95	(5)	—	195
Noninterest expense	1,307	683	179	559	177	96	3,001
Minority interest	—	—	—	—	16	—	16
Income taxes (benefits)	362	56	20	135	(83)	(36)	454
Tax-equivalent adjustment	10	—	—	31	22	(63)	—

Net income	646	96	35	277	38	(60)	1,032
Dividends on preferred stock	—	—	—	—	1	—	1

Net income available to common stockholders	$646	96	35	277	37	(60)	1,031

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2004		2003
(In millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
ON-BALANCE SHEET LOAN PORTFOLIO
COMMERCIAL
Commercial, financial and agricultural	$58,340	55,999	55,453	55,181	56,070
Real estate—construction and other	6,433	6,120	5,969	5,741	5,442
Real estate—mortgage	14,927	15,099	15,186	15,746	16,325
Lease financing	23,894	23,688	23,978	23,598	23,204
Foreign	8,075	7,054	6,880	6,815	6,622

Total commercial	111,669	107,960	107,466	107,081	107,663

CONSUMER
Real estate secured	53,759	51,207	50,726	51,516	47,853
Student loans	9,838	8,876	8,435	8,160	7,657
Installment loans	7,330	9,054	8,965	9,110	9,644

Total consumer	70,927	69,137	68,126	68,786	65,154

Total loans	182,596	177,097	175,592	175,867	172,817
Unearned income	9,679	9,794	10,021	9,942	9,984

Loans, net (On-balance sheet)	$172,917	167,303	165,571	165,925	162,833

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$111,669	107,960	107,466	107,081	107,663
Securitized loans—off-balance sheet	1,868	1,927	2,001	2,071	2,126
Loans held for sale included in other assets	1,887	2,242	2,574	1,347	1,282

Total commercial	115,424	112,129	112,041	110,499	111,071

CONSUMER
Real estate secured
On-balance sheet loan portfolio	53,759	51,207	50,726	51,516	47,853
Securitized loans—off-balance sheet	7,194	8,218	8,897	10,192	9,944
Securitized loans included in securities	9,506	10,261	10,905	11,809	13,015
Loans held for sale included in other assets	14,003	11,607	9,618	8,368	8,223

Total real estate secured	84,462	81,293	80,146	81,885	79,035

Student
On-balance sheet loan portfolio	9,838	8,876	8,435	8,160	7,657
Securitized loans—off-balance sheet	612	1,532	1,658	1,786	1,947
Loans held for sale included in other assets	367	433	433	458	583

Total student	10,817	10,841	10,526	10,404	10,187

Installment
On-balance sheet loan portfolio	7,330	9,054	8,965	9,110	9,644
Securitized loans—off-balance sheet	1,794	—	—	—	—
Securitized loans included in securities	130	—	—	—	—

Total installment	9,254	9,054	8,965	9,110	9,644

Total consumer	104,533	101,188	99,637	101,399	98,866

Total managed portfolio	$219,957	213,317	211,678	211,898	209,937

SERVICING PORTFOLIO (b)
Commercial	$108,207	99,601	85,693	80,207	73,128
Consumer	$24,475	16,240	13,279	8,465	6,581

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale that are classified in other assets on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2004		2003
(In millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$2,338	2,348	2,474	2,510	2,553
Provision for credit losses	73	59	63	118	169
Provision for credit losses relating to loans transferred to other assets or sold	(9)	(8)	24	—	26
Allowance relating to loans acquired, transferred to other assets or sold	(3)	(9)	(57)	(22)	(69)
Net charge-offs	(68)	(52)	(156)	(132)	(169)

Balance, end of period	$2,331	2,338	2,348	2,474	2,510

as % of loans, net	1.35%	1.40	1.42	1.49	1.54

as % of nonaccrual and restructured loans (b)	270%	242	227	178	167

as % of nonperforming assets (b)	241%	218	205	164	154

LOAN LOSSES
Commercial, financial and agricultural	$41	48	105	88	128
Commercial real estate—construction and mortgage	1	1	4	5	7
Consumer	66	86	106	106	91

Total loan losses	108	135	215	199	226

LOAN RECOVERIES
Commercial, financial and agricultural	23	57	37	45	37
Commercial real estate—construction and mortgage	—	2	2	1	1
Consumer	17	24	20	21	19

Total loan recoveries	40	83	59	67	57

Net charge-offs	$68	52	156	132	169

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.08%	(0.05)	0.31	0.21	0.42
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.28	0.36	0.50	0.51	0.44
Total net charge-offs as % of average loans, net (c)	0.17%	0.13	0.39	0.33	0.43

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$610	700	765	1,072	1,153
Commercial real estate—construction and mortgage	33	47	54	76	96
Consumer real estate secured	207	199	192	215	221
Installment loans	13	22	24	28	31

Total nonaccrual loans	863	968	1,035	1,391	1,501
Foreclosed properties (d)	104	103	111	116	130

Total nonperforming assets	$967	1,071	1,146	1,507	1,631

Nonperforming loans included in loans held for sale (e)	$68	67	82	160	167
Nonperforming assets included in loans and in loans held for sale	$1,035	1,138	1,228	1,667	1,798

as % of loans, net, and foreclosed properties (b)	0.56%	0.64	0.69	0.91	1.00

as % of loans, net, foreclosed properties and loans in other assets as held for sale (e)	0.55%	0.63	0.69	0.95	1.04

Accruing loans past due 90 days	$419	328	341	291	293

(a)	As of June 30, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to the second quarter of 2004 have been reclassified to conform to the presentation in the second quarter of 2004. At June 30, 2004, the reserve for unfunded lending commitments was $146 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale, which are included in other assets, are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2004		2003
(In millions, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
ASSETS
Cash and due from banks	$10,701	10,564	11,479	11,178	13,088
Interest-bearing bank balances	2,059	5,881	2,308	3,664	7,539
Federal funds sold and securities purchased under resale agreements	21,970	23,845	24,725	22,491	13,854

Total cash and cash equivalents	34,730	40,290	38,512	37,333	34,481

Trading account assets	39,659	36,893	34,714	36,392	40,436
Securities	102,934	104,203	100,445	87,176	73,764
Loans, net of unearned income	172,917	167,303	165,571	165,925	162,833
Allowance for loan losses (a)	(2,331)	(2,338)	(2,348)	(2,474)	(2,510)

Loans, net (a)	170,586	164,965	163,223	163,451	160,323

Premises and equipment	4,522	4,620	4,619	4,746	4,635
Due from customers on acceptances	703	605	854	732	1,074
Goodwill	11,481	11,233	11,149	11,094	10,907
Other intangible assets	1,045	1,150	1,243	1,353	1,321
Other assets	52,781	47,181	46,429	46,647	37,538

Total assets (a)	$418,441	411,140	401,188	388,924	364,479

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	51,613	49,018	48,683	45,493	48,081
Interest-bearing deposits	191,767	183,320	172,542	158,002	153,211

Total deposits	243,380	232,338	221,225	203,495	201,292
Short-term borrowings	66,360	65,452	71,290	65,474	49,123
Bank acceptances outstanding	708	613	876	743	1,078
Trading account liabilities	20,327	21,956	19,184	23,959	25,141
Other liabilities (a)	15,321	15,564	16,945	22,800	17,481
Long-term debt	37,022	39,352	36,730	37,541	37,051

Total liabilities (a)	383,118	375,275	366,250	354,012	331,166

Minority interest in net assets of consolidated subsidiaries	2,677	2,528	2,510	2,099	849

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at June 30, 2004	—	—	—	—	—
Common stock, $3.33 1/3 par value; authorized 3 billion shares, outstanding 1.309 billion shares at June 30, 2004	4,365	4,372	4,374	4,427	4,440
Paid-in capital	17,920	17,869	17,811	17,882	17,784
Retained earnings	9,890	9,382	8,904	8,829	8,106
Accumulated other comprehensive income, net	471	1,714	1,339	1,675	2,134

Total stockholders’ equity	32,646	33,337	32,428	32,813	32,464

Total liabilities and stockholders’ equity (a)	$418,441	411,140	401,188	388,924	364,479

(a)	As of June 30, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to the second quarter of 2004 have been reclassified to conform to the presentation in the second quarter of 2004.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	SECOND QUARTER 2004			FIRST QUARTER 2004
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$4,015	11	1.13%	$3,237	10	1.18%
Federal funds sold and securities purchased under resale agreements	23,800	62	1.05	24,806	61	0.99
Trading account assets	26,135	260	3.98	20,956	220	4.21
Securities	100,209	1,196	4.77	98,222	1,221	4.97
Loans
Commercial
Commercial, financial and agricultural	56,648	599	4.25	55,476	576	4.18
Real estate—construction and other	6,309	56	3.56	6,022	53	3.52
Real estate—mortgage	15,029	158	4.21	15,241	160	4.23
Lease financing	7,011	180	10.28	6,945	183	10.52
Foreign	7,110	41	2.32	6,684	41	2.49

Total commercial	92,107	1,034	4.51	90,368	1,013	4.50

Consumer
Real estate secured	52,389	691	5.29	50,879	705	5.55
Student loans	9,941	90	3.63	8,908	78	3.53
Installment loans	9,205	126	5.48	9,026	130	5.80

Total consumer	71,535	907	5.08	68,813	913	5.32

Total loans	163,642	1,941	4.76	159,181	1,926	4.86

Loans held for sale (a)	15,603	161	4.12	12,759	131	4.12
Other earning assets (a)	11,443	82	2.91	11,159	84	3.02

Total earning assets excluding derivatives	344,847	3,713	4.32	330,320	3,653	4.43
Risk management derivatives (b)	—	371	0.43	—	408	0.50

Total earning assets including derivatives	344,847	4,084	4.75	330,320	4,061	4.93

Cash and due from banks	11,254			10,957
Other assets (a)	54,973			57,411

Total assets (a)	$411,074			$398,688

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	70,205	78	0.45	65,366	70	0.43
Money market accounts	76,850	172	0.90	69,208	154	0.90
Other consumer time	26,288	176	2.69	27,496	189	2.76
Foreign	7,110	20	1.14	7,673	22	1.17
Other time	7,773	34	1.76	7,676	34	1.75

Total interest-bearing deposits	188,226	480	1.03	177,419	469	1.06
Federal funds purchased and securities sold under repurchase agreements	46,620	116	1.00	48,353	124	1.03
Commercial paper	12,382	32	1.04	11,852	30	1.01
Securities sold short	10,571	73	2.78	8,412	47	2.25
Other short-term borrowings	6,013	11	0.80	6,436	10	0.59
Long-term debt	37,840	378	3.99	37,269	364	3.91

Total interest-bearing liabilities excluding derivatives	301,652	1,090	1.45	289,741	1,044	1.45
Risk management derivatives (b)	—	91	0.12	—	94	0.13

Total interest-bearing liabilities including derivatives	301,652	1,181	1.57	289,741	1,138	1.58

Noninterest-bearing deposits	50,466			46,603
Other liabilities (a)	26,460			29,607
Stockholders’ equity	32,496			32,737

Total liabilities and stockholders’ equity (a)	$411,074			$398,688

Interest income and rate earned—including derivatives		$4,084	4.75%		$4,061	4.93%
Interest expense and equivalent rate paid—including derivatives		1,181	1.38		1,138	1.38

Net interest income and margin—including derivatives		$2,903	3.37%		$2,923	3.55%

(a)	Amounts presented prior to the second quarter of 2004 have been reclassified to conform to the presentation in the second quarter of 2004.
(b)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

FOURTH QUARTER 2003			THIRD QUARTER 2003			SECOND QUARTER 2003
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$2,569	7	1.17%	$4,342	14	1.27%	$4,751	16	1.34%
23,591	60	1.00	22,080	48	0.88	12,282	35	1.10
20,038	213	4.24	18,941	197	4.15	18,254	203	4.46
94,584	1,184	5.00	78,436	962	4.90	68,994	977	5.67

55,439	593	4.25	55,596	588	4.19	56,928	599	4.22
5,789	52	3.53	5,574	48	3.47	5,516	49	3.54
15,555	166	4.23	16,075	174	4.31	16,508	186	4.52
7,084	185	10.45	6,911	183	10.61	6,885	187	10.87
6,761	45	2.66	6,756	47	2.73	6,627	47	2.89

90,628	1,041	4.56	90,912	1,040	4.55	92,464	1,068	4.63

51,380	718	5.58	49,438	707	5.70	47,558	691	5.82
8,502	78	3.62	7,962	74	3.70	7,710	78	4.04
9,090	137	5.99	9,682	152	6.18	10,003	166	6.63

68,972	933	5.39	67,082	933	5.54	65,271	935	5.73

159,600	1,974	4.92	157,994	1,973	4.97	157,735	2,003	5.09

10,627	109	4.10	10,244	111	4.34	8,917	99	4.45
11,265	83	2.95	11,466	87	2.98	2,942	35	4.74

322,274	3,630	4.49	303,503	3,392	4.45	273,875	3,368	4.92
—	386	0.47	—	384	0.50	—	391	0.58

322,274	4,016	4.96	303,503	3,776	4.95	273,875	3,759	5.50

10,728			11,092			10,845
55,985			62,299			57,192

$388,987			$376,894			$341,912

56,755	58	0.40	52,570	52	0.39	52,196	71	0.55
63,202	141	0.89	58,576	126	0.85	53,302	156	1.18
28,456	200	2.80	29,814	217	2.89	31,330	243	3.09
10,648	31	1.13	7,581	22	1.17	6,841	24	1.44
7,520	33	1.77	7,099	33	1.80	7,542	35	1.88

166,581	463	1.10	155,640	450	1.15	151,211	529	1.40
55,378	133	0.95	46,359	114	0.98	37,957	139	1.47
11,670	31	1.06	11,978	32	1.05	2,381	5	0.80
7,970	50	2.48	8,850	57	2.58	8,121	58	2.84
6,551	9	0.53	7,136	15	0.87	3,590	8	0.88
35,855	357	3.97	36,388	365	4.02	35,751	366	4.10

284,005	1,043	1.46	266,351	1,033	1.54	239,011	1,105	1.85
—	31	0.04	—	26	0.04	—	51	0.09

284,005	1,074	1.50	266,351	1,059	1.58	239,011	1,156	1.94

45,696			44,755			42,589
27,145			33,803			27,950
32,141			31,985			32,362

$388,987			$376,894			$341,912

	$4,016	4.96%		$3,776	4.95%		$3,759	5.50%
	1,074	1.32		1,059	1.38		1,156	1.69

	$2,942	3.64%		$2,717	3.57%		$2,603	3.81%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES(a)

(Unaudited)

	SIX MONTHS ENDED JUNE 30, 2004			SIX MONTHS ENDED JUNE 30, 2003
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$3,626	21	1.15%	$4,222	29	1.38%
Federal funds sold and securities purchased under resale agreements	24,303	123	1.02	10,624	64	1.20
Trading account assets	23,546	480	4.08	17,281	404	4.70
Securities	99,216	2,417	4.87	70,546	1,997	5.67
Loans
Commercial
Commercial, financial and agricultural	56,062	1,175	4.21	57,302	1,209	4.25
Real estate—construction and other	6,166	109	3.54	5,100	90	3.55
Real estate—mortgage	15,135	318	4.22	16,972	380	4.51
Lease financing	6,978	363	10.40	6,831	371	10.87
Foreign	6,897	82	2.40	6,545	97	3.00

Total commercial	91,238	2,047	4.51	92,750	2,147	4.66

Consumer
Real estate secured	51,634	1,396	5.42	47,354	1,399	5.92
Student loans	9,425	168	3.58	7,601	153	4.06
Installment loans	9,115	256	5.64	10,144	341	6.78

Total consumer	70,174	1,820	5.20	65,099	1,893	5.84

Total loans	161,412	3,867	4.81	157,849	4,040	5.15

Loans held for sale	14,181	292	4.12	7,763	175	4.51
Other earning assets	11,299	166	2.96	2,965	73	5.00

Total earning assets excluding derivatives	337,583	7,366	4.37	271,250	6,782	5.02
Risk management derivatives (b)	—	779	0.47	—	762	0.57

Total earning assets including derivatives	337,583	8,145	4.84	271,250	7,544	5.59

Cash and due from banks	11,105			10,866
Other assets	56,193			57,590

Total assets	$404,881			$339,706

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	67,786	148	0.44	51,545	150	0.59
Money market accounts	73,029	326	0.90	50,659	298	1.19
Other consumer time	26,891	365	2.73	31,997	506	3.18
Foreign	7,392	42	1.16	7,071	51	1.46
Other time	7,724	68	1.76	8,096	77	1.93

Total interest-bearing deposits	182,822	949	1.04	149,368	1,082	1.46
Federal funds purchased and securities sold under repurchase agreements	47,486	240	1.02	37,676	278	1.49
Commercial paper	12,117	62	1.03	2,492	9	0.75
Securities sold short	9,491	120	2.54	7,431	102	2.76
Other short-term borrowings	6,225	21	0.69	3,458	16	0.89
Long-term debt	37,555	742	3.95	37,240	754	4.05

Total interest-bearing liabilities excluding derivatives	295,696	2,134	1.45	237,665	2,241	1.90
Risk management derivatives (b)	—	185	0.13	—	99	0.08

Total interest-bearing liabilities including derivatives	295,696	2,319	1.58	237,665	2,340	1.98

Noninterest-bearing deposits	48,535			42,019
Other liabilities	28,034			27,814
Stockholders’ equity	32,616			32,208

Total liabilities and stockholders’ equity	$404,881			$339,706

Interest income and rate earned—including derivatives		$8,145	4.84%		$7,544	5.59%
Interest expense and equivalent rate paid—including derivatives		2,319	1.38		2,340	1.74

Net interest income and margin—including derivatives		$5,826	3.46%		$5,204	3.85%

(a)	Amounts presented in the six months ended June 30, 2003, have been reclassified to conform to the presentation in the six months ended June 30, 2004.
(b)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2004		2003
(Dollars in millions, except per share data)	*	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE
Net income (GAAP)	A	$1,252	1,251	1,100	1,105	1,032
After tax change in accounting principle (GAAP)		—	—	—	(17)	—

Income before change in accounting principle (GAAP)		1,252	1,251	1,100	1,088	1,032
After tax merger-related and restructuring expenses (GAAP)		47	48	75	83	60

Income before change in accounting principle, excluding merger-related and restructuring expenses	B	1,299	1,299	1,175	1,171	1,092
After tax other intangible amortization (GAAP)		67	69	74	79	81

Income before change in accounting principle, excluding after tax merger-related and restructuring expenses, and other intangible amortization (Cash basis)	C	$1,366	1,368	1,249	1,250	1,173

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS
Net income available to common stockholders (GAAP)	D	$1,252	1,251	1,100	1,105	1,031
After tax merger-related and restructuring expenses (GAAP)		47	48	75	83	60
After tax change in accounting principle (GAAP)		—	—	—	(17)	—

Net income available to common stockholders, excluding merger-related and restructuring expenses	E	1,299	1,299	1,175	1,171	1,091
After tax other intangible amortization (GAAP)		67	69	74	79	81

Net income available to common stockholders, excluding after tax merger-related and restructuring expenses, and other intangible amortization (Cash basis)	F	$1,366	1,368	1,249	1,250	1,172

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	G	$32,496	32,737	32,141	31,985	32,362
Merger-related and restructuring expenses (GAAP)		69	20	199	138	63
Change in accounting principle		—	—	—	(14)	—

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and change in accounting principle	H	32,565	32,757	32,340	32,109	32,425
Average intangible assets (GAAP)	I	(12,326)	(12,351)	(12,380)	(12,250)	(12,250)

Average common stockholders’ equity (Cash basis)	J	$20,239	20,406	19,960	19,859	20,175

Return on average common stockholders’ equity
GAAP	D/G	15.49%	15.37	13.58	13.71	12.78
Excluding merger-related and restructuring expenses, and change in accounting principle	E/H	16.04	15.95	14.41	14.46	13.49
Return on average tangible common stockholders’ equity
GAAP	D/G+I	24.96	24.68	22.09	22.22	20.56
Cash basis	F/J	27.15%	26.97	24.83	24.97	23.32

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	K	$411,074	398,688	388,987	376,894	341,912
Average intangible assets (GAAP)		(12,326)	(12,351)	(12,380)	(12,250)	(12,250)

Average tangible assets (GAAP)	L	398,748	386,337	376,607	364,644	329,662

Average assets (GAAP)		411,074	398,688	388,987	376,894	341,912
Merger-related and restructuring expenses (GAAP)		69	20	199	138	63
Change in accounting principle		—	—	—	(14)	—

Average assets excluding merger-related and restructuring expenses, and change in accounting principle	M	411,143	398,708	389,186	377,018	341,975
Average intangible assets (GAAP)		(12,326)	(12,351)	(12,380)	(12,250)	(12,250)

Average tangible assets excluding merger-related and restructuring expenses, and change in accounting principle	N	$398,817	386,357	376,806	364,768	329,725

Return on average assets
GAAP	A/K	1.22%	1.26	1.12	1.16	1.21
Excluding merger-related and restructuring expenses	B/M	1.27	1.31	1.20	1.23	1.28
Return on average tangible assets
GAAP	A/L	1.26	1.30	1.16	1.20	1.26
Cash basis	C/N	1.38%	1.42	1.32	1.36	1.43

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2004		2003
(Dollars in millions, except per share data)	*	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	O	$3,487	3,656	3,766	3,570	3,001
Merger-related and restructuring expenses (GAAP)		(102)	(99)	(135)	(148)	(96)

Noninterest expense, excluding merger-related and restructuring expenses	P	3,385	3,557	3,631	3,422	2,905
Other intangible amortization (GAAP)		(107)	(112)	(120)	(127)	(131)

Noninterest expense (Cash basis)	Q	$3,278	3,445	3,511	3,295	2,774

Net interest income (GAAP)		$2,838	2,861	2,877	2,653	2,540
Tax-equivalent adjustment		65	62	65	64	63

Net interest income (Tax-equivalent)		$2,903	2,923	2,942	2,717	2,603
Fee and other income (GAAP)		2,599	2,757	2,604	2,616	2,158

Total	R	$5,502	5,680	5,546	5,333	4,761

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	S	$908	989	957	941	472

Net interest income (GAAP)		$117	107	82	69	30
Tax-equivalent adjustment		—	—	1	—	—

Net interest income (Tax-equivalent)		117	107	83	69	30
Fee and other income (GAAP)		907	1,031	1,008	1,001	532

Total	T	$1,024	1,138	1,091	1,070	562

Overhead efficiency ratios
GAAP	O/R	63.40%	64.36	67.90	66.95	63.03
Excluding merger-related and restructuring expenses	P/R	61.54	62.61	65.45	64.18	61.02
Excluding merger-related and restructuring expenses, and brokerage	P-S/R-T	55.34	56.53	60.00	58.23	57.93
Cash basis	Q/R	59.60	60.64	63.28	61.79	58.27
Cash basis excluding brokerage	Q-S/R-T	52.95%	54.06	57.30	55.24	54.81

OPERATING LEVERAGE
Operating leverage (GAAP)		$(11)	244	18	2	(1)
After tax merger-related and restructuring expenses (GAAP)		3	(36)	(12)	52	31

Operating leverage, excluding merger-related and restructuring expenses		(8)	208	6	54	30
After tax other intangible amortization (GAAP)		(5)	(8)	(7)	(4)	(9)

Operating leverage (Cash basis)		$(13)	200	(1)	50	21

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	U	$0.40	0.40	0.35	0.35	0.29

Diluted earnings per common share (GAAP)	V	$0.95	0.94	0.83	0.83	0.77
Merger-related and restructuring expenses (GAAP)		0.03	0.04	0.05	0.06	0.04
Other intangible amortization (GAAP)		0.05	0.05	0.06	0.05	0.06
Change in accounting principle (GAAP)		—	—	—	(0.01)	—

Diluted earnings per common share (Cash basis)	W	$1.03	1.03	0.94	0.93	0.87

Dividend payout ratios (GAAP)
GAAP	U/V	42.11%	42.55	42.17	42.17	37.66
Cash basis	U/W	38.83%	38.83	37.23	37.63	33.33

*	The letter included in the columns are provided to show how the various ratios presented in the tables on pages 21 and 22 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income before change in accounting principle (GAAP) by average assets (GAAP) (i.e., A/K) and annualized where appropriate.